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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 30, 1997
               Date of Earliest Event Reported: January 29, 1997



                             WHITEHALL CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        1-5483                                         41-0838460
(Commission File Number)                   (I.R.S. Employer Identification No.)


                             POST OFFICE BOX 29709
                                2659 NOVA DRIVE
                              DALLAS, TEXAS 24229
                   (Address of principal executive officers)

      Registrant's telephone number, including area code: (972) 247-8747
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ITEM 5. OTHER EVENTS.

        The Registrant's press release, dated January 30, 1997, regarding the decision of the Board of Directors to declare a two-for-one stock split of the Registrant's Common Stock, subject to stockholder approval of an increase in the Registrant's authorized Common Stock, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        99.1 - Press Release, dated January 30, 1997.



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 30, 1997
                                        WHITEHALL CORPORATION
                                        (Registrant)


                                        By: /s/ John H. Wilson
                                            ------------------------------
                                            Name:   John H. Wilson
                                            Title:  President





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                               INDEX TO EXHIBITS


Exhibit
Number                            Description
------                            -----------
99.1                    Press Release, dated January 30, 1997